SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                                    Items 4

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 10, 2000

PHOTONICS CORPORATION
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                     0-22514                 77-0102343
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

         1222 Alderwood Ave., Sunnyvale, CA                  94089
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: 408-745-9320

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's financial statements for its fiscal year ended December 31, 1998 were audited by BDO Seidman, LLP.

(i) On February 1, 2000 BDO Seidman, LLP resigned as the
Company's independent public accountants.

(ii) The report of BDO Seidman, LLP on the Company's financial statements for the fiscal year ended December 31, 1998 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the report stated:

"The accompanying consolidated financial statements have been prepared assuming that Photonics Corporation (dba DTC Data Technology) will continue as a going concern.. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(iii) The decision by the Company to change accountants was approved by the Company's acting operations officer pursuant to the authority granted to him by the board of directors of the Company.

(iv)(A) There were no disagreements between the Company and BDO
Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

(iv)(B) BDO Seidman, LLP has NOT advised the Company that:

      (1) internal controls necessary to develop reliable financial statements did not exist; or

      (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or

      (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31,1999.

On February 1 2000 the Company engaged Hein & Associates, LLP. as their accountants to render its report on the Company's financial statements for the fiscal year ended December 31 1999.

By report on Form 8-K dated April 11, 2000 and filed April 11, 2000, the Company reported a change in its certifying accountant from BDO Seidman, LLP to Hein & Associates, LLP. The letter from
BDO Seidman, LLP required by Section 304 of Regulation
S-B is included herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) -     none

(c) Exhibits      16.1  -     Letter Reporting Change in Certifying
                              Accountant from BDO Seidman, LLP




SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTONICS CORPORATION

/s/  JAMES T. KOO
By: _________________
James T. Koo
President and Chief
Executive Officer
Date: April 11, 2000